SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                         EAGLE FINANCIAL SERVICES, INC.
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                         EAGLE FINANCIAL SERVICES, INC.
                                  P.O. BOX 391
                              BERRYVILLE, VA 22611

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     The Annual Meeting of Shareholders of Eagle Financial Services, Inc. (the "Corporation") will be held on Wednesday, April 16, 1997, at Noon at the JOHN H. ENDERS FIRE COMPANY SOCIAL HALL, Berryville, Virginia. The purpose of the meeting shall be as follows:

     1. To elect two (2) directors for terms of three (3) years.

     2. To transact such other business as shall properly come before the Annual Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on March 21, 1997, as the record date for determining the shareholders of the Corporation entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

                                         By order of the Board of Directors,


                                     /s/ JOHN R. MILLESON
                                         ----------------
                                         John R. Milleson
                                         Vice President and Secretary/Treasurer


Berryville, Virginia
April 1, 1997

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. PLEASE SIGN, DATE, AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING. SHAREHOLDERS ATTENDING THE MEETING MAY PERSONALLY VOTE ON ALL MATTERS THEN CONSIDERED, AND ANY PROXIES PREVIOUSLY SUBMITTED BY THEM WILL BE REVOKED.

                                PROXY STATEMENT
                                       OF
                         EAGLE FINANCIAL SERVICES, INC.
                              GENERAL INFORMATION

     This Proxy Statement is being furnished to the shareholders of Eagle Financial Services, Inc. (the "Corporation") in connection with the solicitation of proxies by the Board of Directors of the Corporation to be voted at the Annual Meeting of Shareholders to be held on April 16, 1997 at Noon at the JOHN
H. ENDERS FIRE COMPANY SOCIAL HALL, Berryville, Virginia, and at any adjournment thereof.

     The cost of solicitation of proxies and preparation of proxy materials will be borne by the Corporation. Solicitations of proxies will be made by use of the United States mail and may be made by direct or telephone contact by employees of the Corporation. Brokerage houses and nominees will be requested to forward the proxy materials to the beneficial holders of the shares held of record by these persons, and the Corporation will reimburse them for their reasonable charges in this connection. Shares represented by duly executed proxies in the accompanying form received by the Corporation prior to the meeting and not subsequently revoked will be voted at the meeting. The approximate date on which this proxy statement, the accompanying proxy card and Annual Report to Shareholders (which is not part of the Corporation's soliciting materials) are being mailed to the Corporation's shareholders is April 1, 1997.

     The purposes of the meeting are to elect directors and to vote on such other business, if any, that may properly come before the meeting or any adjournment. The Corporation does not know of any other matters that are to come before the meeting. If any other matters are properly presented for action, the persons named in the accompanying form of proxy will vote the proxy in accordance with their best judgment. Each outstanding share of the Corporation's Common Stock is entitled to one vote on all matters submitted to shareholders at the meeting. There are no cumulative voting rights.

     Where a shareholder directs in the proxy a choice with respect to any matter that is to be voted on, that direction will be followed. If no direction is made, proxies will be voted in favor of the election of the directors and in the best judgment of Messrs. Jones, Milleson and McIntire on such other business, if any, that may properly come before the meeting or any adjournment. Any person who has returned a proxy has the power to revoke it at any time before it is exercised by submitting a subsequently dated proxy, by giving notice in writing to the Secretary of the Corporation, or by voting in person at the meeting.

     The close of business on March 21, 1997, has been fixed as the record date for the meeting and any adjournment. As of that date, there were approximately 1,402,153 shares of Common Stock outstanding. As of the record date, and on the date hereof, no person was known by the Corporation to own beneficially more than 5% of the outstanding shares of the Corporation's Common Stock. The directors and executive officers of the Corporation beneficially own in the aggregate 145,935.035 shares of the Corporation's Common Stock, representing 10.41% of the amount outstanding on the date hereof.

                             ELECTION OF DIRECTORS

     The Board of Directors of the Corporation is structured into three classes with one class elected each year to serve a three year term. All nominees are currently members of the Board. All have consented to be named and have indicated their intent to serve if elected. Those nominees receiving the greatest number of votes shall be deemed elected even though they may not receive a majority. Abstentions and broker non-votes will not be considered a vote for, or a vote against, a director. The directors who are nominated at this years' meeting are Mr. Vinson and Dr. Beck.

INFORMATION CONCERNING DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

     Since December 31, 1996, two directors have retired from the Board of Directors. Carlton L. Emmart, a director since 1991, retired on January 1, 1997 because, at age 75, he had reached the mandatory retirement age for directors according to the Bylaws of the Corporation. Garland M. Canter, a director since 1991, had been excepted from this mandatory retirement, but nevertheless retired on January 1, 1997 at age 90. The Board of Directors would like to thank both Mr. Emmart and Mr. Canter for their service to the Corporation.

     The following table sets forth, as of February 28, 1997, certain information with respect to the directors, nominees for directors, and executive officers of the Corporation.


    NAME, AGE AND YEAR
 FIRST BECAME DIRECTOR OR                                            SHARES OF
OFFICER OF THE CORPORATION               *PRINCIPAL                 COMMON STOCK     PERCENT
    OR PREVIOUSLY THE                  OCCUPATION FOR               BENEFICIALLY       OF
  BANK OF CLARKE COUNTY                PAST FIVE YEARS                 OWNED          CLASS
--------------------------   -----------------------------------    ------------     -------
Lewis M. Ewing               President and CEO of the
Age 62                       Corporation; President and CEO,
Director since 1984          Bank of Clarke County                   12,852.347 (1)(2)  .91

John D. Hardesty             Partner/Manager, John O. Hardesty &
Age 65                       Son, a dairy farming operation;
Director since 1963          Chairman of the Board of the
                             Corporation, Chairman of the Board,
                             Bank of Clarke County                       11,640 (1)     .83

Marilyn C. Beck              President, Lord Fairfax
Age 57                       Community College
Director since 1995                                                       1,020 (1)     .07

Thomas T. Byrd               President and Publisher
Age 50                       Winchester Evening Star, Inc.
Director since 1995                                                       3,800 (3)     .27

Thomas T. Gilpin             President, Lenoir City Real
Age 43                       Estate Investment
Director since 1986                                                  44,071.075 (1)    3.14

J. Fred Jones                Retired Insurance Executive
Age 71
Director since 1969                                                      14,192 (1)    1.01

A. Douglas McIntire          Vice President, P. T. McIntire
Age 50                       & Sons, Inc., a beef farming
Director since 1982          operation                                    9,378 (1)     .67

John F. Milleson, Jr.        Chairman of the Board,
Age 68                       Loudoun Mutual Insurance Co.
Director since 1979                                                 11,274.9047 (1)     .80

Robert W. Smalley, Jr.       President and CEO, Smalley
Age 45                       Package Co., Inc.
Director since 1989                                                  5,784.5137 (1)     .41

Randall G. Vinson            Pharmacist, Owner Berryville
Age 50                       Pharmacy
Director since 1985                                                   10,257.32 (1)     .73

William A. Bowerman          Vice President of the Corporation;
Age 53                       Senior Vice President, Bank of
Officer since 1970           Clarke County                          10,286.1334 (1)(2)  .73

John R. Milleson             Vice President, Treasurer and
Age 40                       Secretary of the Corporation;
Officer since 1985           Executive Vice President and
                             Cashier, Bank of Clarke County          8,508.8412 (1)(2)  .61



    NAME, AGE AND YEAR
 FIRST BECAME DIRECTOR OR                                            SHARES OF
OFFICER OF THE CORPORATION               *PRINCIPAL                 COMMON STOCK     PERCENT
    OR PREVIOUSLY THE                  OCCUPATION FOR               BENEFICIALLY       OF
  BANK OF CLARKE COUNTY                PAST FIVE YEARS                 OWNED          CLASS
--------------------------   -----------------------------------    ------------     -------
Daisy W. McDonald            Vice President of the Corporation;
Age 54                       Vice President, Bank of Clarke
Officer since 1985           County                                  2,330.6158 (2)     .17

James W. McCarty, Jr.        Controller of the Company;
Age 27                       Controller, Bank of Clarke County
Officer since 1995                                                     539.2842 (1)(2)  .04

Directors and executive
officers as a group (14)                                            145,935.035       10.41

---------------
(1) Includes shares held jointly with spouse and/or as custodian under the Virginia Uniform Gifts to Minors Act and/or as trustee under the terms of certain trusts.

(2) Amounts include shares of the Corporation's Common Stock allocated to participants and held in trust under the Bank of Clarke County Employee Stock Ownership Plan (the "ESOP Plan") as of December 31, 1996. As of such date, the ESOP Plan held 68,465 shares of Common Stock, or 4.88% of the total number of such shares outstanding. Of the shares of Common Stock held in the ESOP Plan, 17,415.8 shares were held for the accounts of executive officers. Each participant in the ESOP Plan has the right to instruct the trustees of the ESOP Plan with respect to the voting of shares allocated to his or her account. The trustees, however, may use their discretion in voting any shares for which they received no instruction.

(3) Includes shares held by Winchester Evening Star, Inc., where the director is an executive officer of that corporation.

     On December 31, 1996, there were 16 individuals in the director and executive officer category, which includes twelve directors and five officers, one of whom (the President) is also a director and four who are not directors.

     John F. Milleson, Jr., a director of the Corporation, is the father of John
R. Milleson, Vice President, Treasurer and Secretary of the Corporation, and first cousin of Daisy W. McDonald, Vice President of the Corporation.

BOARD AND COMMITTEE MEETINGS OF THE CORPORATION

     During 1996, the Board of Directors of the Corporation held six meetings. The Corporation has no standing Committees.

     The directors of the Corporation also serve as directors of the wholly-owned subsidiary, the Bank of Clarke County (the "Bank"). The Bank's Board held twelve meetings in 1996 plus one planning conference. Each director attended greater than 75% of the aggregate number of meetings of both Board of Directors and the Bank's Board committees of which he or she was a member in 1996. The Bank's Board has established the following committees: Loan, Audit, Personnel, and Trust. There is no nominating committee of the Board of Directors.

     The Loan Committee meets weekly to review the Bank's lending practices. The committee consists of Messrs. Jones, Emmart, Byrd and Ewing.

     The Personnel Committee consists of Messrs. Canter, Smalley, Ewing and Dr. Beck. This committee met once in 1996 to review and monitor personnel activities in the Bank, including compensation.

     The Audit Committee met three times in 1996 to review the work of the Audit Department and to follow up on the examinations performed by the external auditors and the regulatory authorities. This committee consisted of Messrs. McIntire, Jones, Smalley and Byrd.

     The Trust Committee met eleven times in 1996. The committee is composed of Messrs. Gilpin, Vinson, Ewing and Dr. Beck. The purpose of the Trust Committee is to monitor the activities of the Trust Department of the Bank.

CASH COMPENSATION

     The Corporation did not pay any cash compensation to the executive officers of the Corporation in 1996.

     The following table shows the aggregate cash and cash equivalent compensation paid by the Bank for the years ended December 31, 1996, 1995 and 1994 to the Chief Executive Officer.

                           SUMMARY COMPENSATION TABLE

                                                                                          LONG-TERM COMPENSATION
                                                                                   ------------------------------------
                                                                                            AWARDS
                                                                                   -------------------------   PAYOUTS
                                                   ANNUAL COMPENSATION                                         --------
                                         ---------------------------------------       (F)           (G)
                                                                        (E)        RESTRICTED    SECURITIES      (H)
             (A)                                                   OTHER ANNUAL       STOCK      UNDERLYING      LTIP
           NAME AND               (B)      (C)          (D)        COMPENSATION     AWARDS(S)     OPTIONS/     PAYOUTS
      PRINCIPAL POSITION         YEAR    SALARY($)  BONUS($)(1)       ($)(2)           ($)         SARS(#)       ($)
------------------------------   -----   -------    ------------   -------------   -----------   -----------   --------
Lewis M. Ewing,                  1996    105,300         --             --             --            --           --
  President and CEO              1995    102,611         --             --             --            --           --
                                 1994     97,365         --             --             --            --           --
                                    (I)
             (A)                 ALL OTHER
           NAME AND             COMPENSATION
      PRINCIPAL POSITION            ($)
------------------------------  ------------
Lewis M. Ewing,                    21,578(3)
  President and CEO                21,459
                                   30,957

---------------
(1) The Company does not maintain a bonus plan.

(2) The aggregate of this compensation does not exceed the lesser of $50,000 or 10% of the total salary and bonus for the named executive.

(3) Includes contributions of $632 to the 401(K) Savings Plan and $20,946 to the Executive Supplemental Income Plan.

     Directors in 1996 each received $5,000 as compensation for services as director plus a per meeting fee of $50 for each committee meeting attended.

OPTION GRANTS

     The Corporation does not grant options to its executive officers.

COMPENSATION PURSUANT TO PLANS

     The Bank maintains certain plans that provide, or may provide, additional compensation to current executive officers, directors and other employees of the Bank. These plans include the Employee Retirement Plan, the ESOP Plan, 401-(K) Savings Plan and the Executive Supplemental Income Plan. The Corporation does not have any such plans for its officers, directors and employees.

  EMPLOYEE RETIREMENT PLAN

     Effective March 1, 1953, the Bank adopted a non-contributory, tax qualified employee retirement plan (the "Retirement Plan") for employees of the Bank who have been employed for six months prior to any January 1 and who are at least 20 1/2 years old. The Retirement Plan was substantially amended effective March 1, 1987. Under its existing terms, benefits are based on an employee's average compensation during his or her employment. The Retirement Plan provides for 20% vesting upon completion of three years of service and 20% for each additional year of service up to 100%, for early retirement at age 55 and 10 years of vested service and for the payment of certain annuity benefits to the surviving spouse of an employee. Because the Retirement Plan is a defined benefit plan under which benefits vary with years of service, average annual salary and age at retirement, the costs under the plan are not included in the foregoing cash compensation table. The 1996 cost to the Bank under the plan represented 4.54% of total compensation, including overtime and bonuses. Assuming that Mr. Ewing retires at the normal retirement age of 65, it is estimated that his annual retirement benefit will be $24,924 based on current compensation.

  EMPLOYEE STOCK OWNERSHIP PLAN

     In 1987, the Bank established the ESOP Plan to provide additional retirement benefits to substantially all employees. Contributions under the ESOP Plan are at the Bank's discretion, and are allocated according to each participant's compensation relative to total compensation. Contributions amounted to $70,579 in 1994, including $5,527 for Mr. Ewing. Vesting is the same as for the Retirement Plan. The contributions are made to the Bank of Clarke County Employee Retirement Trust to be used to purchase the Corporation's Common Stock. The plan is leveraged to the extent that money was borrowed during 1995 and 1994 to purchase available stock. The debt is guaranteed by the Bank.

  401(K) SAVINGS PLAN

     The Corporation sponsors a 401(k) savings plan under which eligible employees may choose to save up to 15% of their salary on a pretax basis, subject to certain IRS limits. The Corporation matches 25% (up to 6% of the employee's salary) of employee contributions with the Corporation's Common Stock. The shares for this purpose are provided principally by the

Corporation's employee stock ownership plan (ESOP), supplemented, as needed, by newly issued shares. Contributions amounted to $5,160 in 1996 and $7,924 in 1995, including $632 in 1996 and $515 in 1995 for Mr. Ewing.

  EXECUTIVE SUPPLEMENTAL INCOME PLAN

     During 1994, the Executive Supplemental Income Plan was amended from the 1987 plan. Certain key employees, including Mr. Ewing, will have benefits paid in monthly installments for 15 years following retirement or death while some employees will be paid a lump sum of $4,000 upon retirement. The Plan provides that if employment is terminated for reasons other than death or disability prior to age 65, the amount of benefits would be reduced or forfeited. For Mr. Ewing the age when the benefit begins is age 65 and his annual supplemental salary will be $26,820. The executive supplemental income benefit expense was $38,499 in 1996 and $34,899 in 1995, based on the present value of the retirement benefits, including $20,946 for Mr. Ewing. The plan is unfunded. However, life insurance has been acquired on the lives of these employees in amounts sufficient to discharge the obligations thereunder.

TRANSACTIONS WITH MANAGEMENT

     The officers, directors, their immediate families and affiliated companies in which they are shareholders maintain normal relationships with the Corporation and the Bank. Loans made by the Bank are made in the ordinary course of business on the same terms, including interest rate and collateral, as those prevailing at the time for comparable transactions with others, and do not involve more than normal risks of collectability or present other unfavorable features. At December 31, 1996, these persons and firms were indebted to the Bank for loans totalling $604,555.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE NOMINEES SET FORTH ABOVE.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under Section 16(a) of the Securities Exchange Act of 1934, as amended, directors and executive officers of the Corporation and beneficial owners of more than 10% of the Corporation's Common Stock are required to file reports with the Securities and Exchange Commission and the Corporation of their beneficial ownership and changes in ownership of Common Stock.

     Based solely on a review of the forms that were filed and any written representations from reporting persons, the Corporation believes that all required forms were timely filed for the year 1996 and for prior years.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     The firm of Yount, Hyde & Barbour, P.C. has been selected by the Board of Directors as the independent accountants for the Corporation for the year 1997.

     The firm of Yount, Hyde & Barbour, P.C. has served the Corporation, and the Bank of Clarke County prior to the establishment of the Corporation, since 1979. The independent accountants have no direct or indirect financial interest in the Corporation. Representatives of the firm of Yount, Hyde & Barbour, P.C. are expected to be present at the Annual Meeting, will have the opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions from the shareholders.

                 SHAREHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

     Shareholder proposals for presentation at the 1998 Annual Meeting of the shareholders must be received by the Secretary of the Corporation no later than December 2, 1997. If such proposal complies with all of the requirements of Rule 14a-8 of the Exchange Act, it will be included in the proxy statement and set forth in the form of proxy issued for the 1998 Annual Meeting.

                                 OTHER MATTERS

     Management is not aware of any matters to be presented for action at the meeting other than as set forth herein. If any other matters properly come before the meeting, or any adjournment thereof, the person or persons voting the proxies will vote them in accordance with their best judgment.

                                         By Order of the Board of Directors

                                         John R. Milleson
                                         Vice President, Secretary and Treasurer

April 1, 1997

                         EAGLE FINANCIAL SERVICES, INC.
       PROXY FOR 1997 ANNUAL MEETING OF SHAREHOLDERS SOLICITED ON BEHALF
                           OF THE BOARD OF DIRECTORS

    The undersigned hereby constitutes and appoints Messrs. J. Fred Jones, John
F. Milleson, Jr., and A. Douglas McIntire, or any one of them, attorneys and proxies, with the power of substitution in each, to act for the undersigned, as designated below, with respect to all of the Corporation's Common Stock of the undersigned at the Annual Meeting of Shareholders to be held at the JOHN H. ENDERS FIRE COMPANY SOCIAL HALL on Wednesday, April 16, 1997 at noon.

1. Election of directors              [ ] For both nominees listed below       [ ] Withhold authority to
   for a three (3) year term              (except as marked to the contrary).      vote for all nominees

                       Randall G. Vinson, Marilyn C. Beck

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.)

2. To vote in accordance with their best judgment on such other business, if any, that may properly come before the meeting.

   THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR ELECTION OF DIRECTORS LISTED IN ITEM 1.

                         PLEASE SIGN AND DATE ON THE BACK.

   Please sign your name(s) exactly as registered.

                                ------------------------------------------------

                                ------------------------------------------------

                                 ---------------------------------------- , 1997
                                 Please date when you sign

           PLEASE RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE